SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 10, 2009

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland	21152
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 7.01 Regulation FD Disclosure.

On March 10, 2009, the Registrant issued a press release announcing that on April 1, 2009 it will amend its policy regarding the personal use of corporate aircraft to provide that the Registrant will no longer provide its executive officers with a gross-up to cover the individual income tax incurred when the corporate aircraft is used for personal purposes (to include spousal travel on business trips). Previously, the policy provided that executive officers would receive a gross-up for the tax associated with the value of the personal usage, including the value of spousal travel if it was requested by McCormick.

Furnished with this Form 8-K as Exhibit 99.1 is a copy of the press release labeled “McCormick to Amend Policy Regarding Corporate Aircraft Travel.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit to this report is listed in Item 7.01 above and in the Exhibit Index that follows the signature line.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: March 11, 2009	By:	/s/ W. Geoffrey Carpenter
W. Geoffrey Carpenter
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Copy of the press release labeled “McCormick to Amend Policy Regarding Corporate Aircraft Travel”